Corporate presentation October 2017 Exhibit 99.1

Disclaimer

$60 million $25 million $207 million Merger Acquisition February April August December January February June September Charif Souki and Martin Houston establish Tellurian Management, friends and family invest $60 million Meg Gentle joins to lead the company as President & CEO GE invests $25 million in Tellurian TOTAL invests $207 million in Tellurian Merged with Magellan Petroleum, gaining access to public markets Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG Announced acquisition of natural gas production and undeveloped acreage in the Haynesville Building a low-cost global natural gas business Introduction 2016 2017

New liquefaction capacity required

- Accelerated demand growth driven by low LNG prices
- 2017 effective capacity[(1)] utilization >98%
- Price convergence
- Emerging indices provide forward transparency

LNG demand growth


1%
3%
6%
12%
2014
2015
2016
1H2017

LNG capacity utilization


98%
97%
98%
100%
99%
102%
113%
2015
2016
2017
2018
2019
2020
2021

Netback prices to the Gulf Coast


$/mmBtu
$ 20
$ 15
$ 10
$ 5
$ 0
Netback to Europe
Netback to Asia
Platts Gulf Coast Marker
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18

Sources: ICE via Marketview, Kpler, Wood Mackenzie, Platts and Tullet Prebon, Fearnleys, Tellurian Research.
Notes: (1) Effective capacity is defined as total capacity less unplanned outages and gas constraints. Implied utilization rates assume demand growth of 12% per annum.

4 Global LNG

Daily supply readily available across the globe


Bcf of LNG storage
686
894
# of LNG vessels
468
610
2016
2020


# of cargoes loaded per day
12
18
2016
2020


LNG Storage - 2017
Japan + Korea terminals: 633 Bcf
LNG vessels: 686 Bcf
North Pacific Ocean
South Pacific Ocean
South Atlantic Ocean
Indian Ocean
Legend
LNG carrier – laden
LNG carrier – unladen

Sources: Kpler, Maran Gas, IHS, Wood Mackenzie.
Notes: LNG storage assumes half of fleet is in ballast, 2.9 Bcf capacity per vessel.
Average cargo size ~2.9 Bcf, assuming 150,000 m³ ship.
In 2017, approximately a third of all LNG cargoes are estimated to be spot volumes.
Assumes 12% per annum demand growth.

5 Global LNG
TELLURIAN

Building a low-cost global gas business


Upstream

- Purchase low-cost gas at liquidity points or as reserves
- Acquiring 9,200 net acres with up to 138 drilling locations in Haynesville
- Delivered gas cost $2.25/mmBtu


Pipeline

- Diversify gas supply
- Develop pipeline solutions for constrained production basins
- Maximize access to supply liquidity
- FERC permit pending


Liquefaction

- Develop low-cost liquefaction
- Less than $600 per tonne
- ~27.6 mtpa Driftwood LNG terminal
- FEED complete
- Fixed fee construction contract under negotiation
- FERC permit pending


Marketing

- Develop suite of flexible LNG products
- Build out risk management and operational infrastructure
- LNG trade entry in 2017
- Experienced global marketing team
- Offices in Houston, Washington D.C., London, and Singapore
- Maran Gas Mystras LNG vessel under 6 month time charter

6 Business model
TELLURIAN

Business model

- Tellurian will offer equity interest in Driftwood Holdings
- Driftwood Holdings will consist of Tellurian Production Company, Driftwood pipeline and Driftwood LNG terminal (~27.6 mtpa)
- **Equity will cost ~$1,500 per tonne**
- Investors will receive equity LNG at tailgate of Driftwood LNG terminal at cost
- **Variable and operating costs** expected to be **~$3.00/mmBtu FOB** (including maintenance)
- Tellurian will **retain 7 to 11 mtpa**
- Tellurian will manage and operate the project



Investors/ customers
TELLURIAN
60% - 75%
Equity ownership
25% - 40%
100%
Driftwood Holdings
Tellurian Production Company
Driftwood pipeline
Driftwood LNG terminal
~7-11 mtpa
Tellurian Marketing
~17-21 mtpa
~7-11 mtpa
Customers
Customers

7 Business model

Potential margin capture from Driftwood

- Total cost of ~$3/mmBtu locks in low cost of supply
- $1.50 – $15.00/mmBtu of margin potential



$/mmBtu
$0.88
$0.36
$0.79
$0.22
$2.25
$0.75
$3.00
Drilling and completion(1)
Operating
Gathering, processing and transportation(2)
Contingency
Delivered cost
Liquefaction cost
Total
Upstream cost
Liquefaction cost
Netback prices to the Gulf Coast
$/mmBtu
$ 20
$ 15
$ 10
$ 5
$ 0
Nov GCM(3)
6 Oct 2017:
$7.58/mmBtu
$3/mmBtu supply cost
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18

Sources: Wood Mackenzie, Platts, Tullet Prebon, Tellurian Research.

Notes: (1) Drilling and completion based on well cost of $10.2 million, 15.5 Bcf EUR, and 75.00% net revenue interest ("NRI") (8/8ths).
(2) Gathering, processing and transportation includes transportation cost to Driftwood pipeline to market.
(3) Platts Gulf Coast Marker.

8 Business model

TELLURIAN

Illustrative financials Business model Notes: (1) Phase 1 reflects 1 berth / 2 tanks and full development reflects 3 berths / 3 tanks.(3) Per share amounts based on 211 million shares outstanding as of August 9, 2017 as reported in latest 10-Q. (2) Resource need for 30 year period. Scenario Phase 1(1) Full development(1) Capacity, mtpa 11.0 27.6 Plant cost, $ per tonne 685 546 Upstream resource need(2), Tcf ~15 ~40 Investment, $ billions 12.0 23.8 Transaction price, $ per tonne 1,500 1,500 Capacity split mtpa % mtpa % - Customer/investor 8.0 72% 15.9 57% - Tellurian 3.0 28% 11.7 43% LNG sale price, $/mmBtu 6.00 10.00 15.00 6.00 10.00 15.00 Tellurian margin, $/mmBtu 3.00 7.00 12.00 3.00 7.00 12.00 Tellurian annual cash flows, $ millions 470 1,090 1,870 1,820 4,260 7,300 Tellurian annual cash flows per share(3), $ 2.20 5.15 8.85 8.65 20.15 34.60

Driftwood vs. competitors – cost per tonne Business model Sources: Wood Mackenzie, The World Bank, Tellurian Research. Notes: (1) The World Bank bases the Logistics Performance Index (LPI) on surveys of operators to measure logistics “friendliness “ in respective countries which is supplemented by quantitative data on the performance of components of the logistics chain. Capacity, mtpa 9.5 27.6 10.0 16.5 13.0 9.0 15.6 9.0 8.9 LPI global ranking(1): 3.6 4.0 2.7 2.6 3.9 3.8 3.8 3.8 3.8

Integrated model prevalent internationally

IOC

NOC

Australasia

Europe

Source: IHS.

Projects include:

Americas
Atlantic LNG, Peru LNG, LNG Canada

Europe
Snohvit, Yamal LNG

Mideast/Africa
Angola LNG, EG LNG, Damietta, ELNG, Yemen LNG, Mozambique LNG, Coral LNG, Oman LNG, Qalhat LNG, Qatargas I-IV, RasGas I-III, ADGAS

Australasia
APLNG, Darwin, GLNG, Gorgon, Ichthys, NWS, Pluto, Northwest Shelf, QCLNG, Wheatstone, PNG LNG, Tangguh, Brunei LNG, Donggi-Senoro, MLNG, Yamal LNG



11 Business model

TELLURIAN

Tellurian Production Company objectives Tellurian Production Company Experienced upstream team joined in May 2017 Acquire and develop long life, low-cost natural gas resources Low geological risk Scalable position Production of 1.5 Bcf/d starting in 2022 Total resources of ~15 Tcf Operatorship Low operating costs Flexible development terms Focused on Haynesville and Eagle Ford basins Sources: Company disclosure.

Haynesville acquisition Tellurian signed a PSA with a private seller to purchase 9,200 net acres in the Haynesville shale for $85.1 million Haynesville acreage provides low development risk, favorable economics and close proximity to significant demand growth Target is to deliver gas for $2.25/mmBtu Located in De Soto and Red River parishes 100% HBP 92% operated 100% gas Current production – 4 mmcf/d Operated producing wells – 19 Identified development locations – ~138 Total net resource – ~1.3 Tcf Tellurian Production Company

Driftwood LNG terminal and pipeline

Driftwood LNG terminal	
Land	▪ ~1,000 acres near Lake Charles, LA
Capacity	▪ ~27.6 mtpa(1)
Trains	▪ Up to 20 trains of ~1.38 mtpa each ▪ Chart heat exchangers ▪ GE LM6000 PF+ compressors
Storage	▪ 3 storage tanks ▪ 235,000 m^3 each
Marine	▪ 3 marine berths
Capex	▪ ~$500 – 600 per tonne ▪ ~$13 – 16 billion(2)
Driftwood pipeline	
Size	▪ ~96 miles
Capacity	▪ ~4 Bcf/d avg. throughput ▪ Access ~35 Bcf/d flowing gas
Capex	▪ ~$1.6 – 2.0 billion(2)



Texas
Louisiana
Driftwood Pipeline
Driftwood LNG
Lake Charles, Louisiana
New Orleans, Louisiana
Houston, Texas
Driftwood LNG
Henry Hub
Gulf of Mexico



Artist rendition

Notes: (1) Estimate, subject to further engineering evaluation.
(2) Excludes owners' costs, financing costs and contingencies.

14 Driftwood LNG

TELLURIAN

First LNG vessel chartered Charter: Six-month time charter Vessel owner: Maran Gas Maritime Inc. Vessel: Maran Gas Mystras Vessel size: 160,000 m3 Propulsion: Tri-fuel diesel electric (TFDE) Expect to deliver LNG cargoes to global customers by year end 2017 LNG marketing LNG marketing

LNG demand is growing at 12% per annum(1) Netback LNG prices to the U.S. Gulf Coast of > $5.50/mmBtu have signaled that additional liquefaction capacity is needed The U.S. is best positioned to meet these supply needs with access to abundant low-cost gas and a track record of building low-cost liquefaction Tellurian’s integrated model to deliver low cost LNG globally Conclusions Conclusions Source:(1) Kpler.

Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Contact us Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com @TellurianLNG Contacts

2017 Additional detail

Haynesville type curve comparison Comparative type curve statistics Peer B Peer D Peer A Peer C Tellurian Source:Company investor presentations. Notes:(1) Assumes 75.00% net revenue interest (“NRI”) (8/8ths). (2) Assumes gas prices of $3.00/mcf based on NRI and returns published specific to each operator. Cumulative production normalized to 7,500’(3) Tellurian Peer A Peer B Peer C Peer D Type curve detail Area De Soto / Red River North Louisiana De Soto NLA De Soto core NLA core / blended development program Completion (lbs. / ft.) - 4,000 3,800 2,700 3,000 Single well stats           Lateral length (ft.) 6,950' 7,500' 7,500' 4,500' 9,800' Gross EUR (Bcf) 15.5 18.8 18.6 9.9 19.9 EUR per 1,000' ft. (Bcf) 2.20 2.50 2.48 2.20 2.03 Gross D&C ($ millions) $10.20 $10.20 $8.50 $7.70 $10.30 F&D ($/mcf)(1) $0.88 $0.73 $0.61 $1.04 $0.69 Type curve economics           Before-tax IRR (%)(2) 43% 60% 90%+ 54% - Tellurian Production Company (3) 7,500’ estimated ultimate recovery (“EUR”) = original lateral length EUR + ((7,500’-original lateral length) * 0.75 * (original lateral length EUR / original lateral length)).

Illustrative financials – additional detail Business model Notes: (1) Phase 1 reflects 1 berth / 2 tanks and full development reflects 3 berths / 3 tanks. (2) Resource need for 30 year period. Scenario Phase 1(1) Full development(1) Capacity, mtpa 11.0 27.6 Plant cost, $ per tonne 685 546 Upstream resource need(2), Tcf ~15 ~40 Investment, $ billions         - Terminal 7.6 15.1 - Pipeline 1.1 2.2 - Owners’ costs and other 1.1 2.1 - Upstream - acquisition 1.0 2.0 - Upstream - drilling capex (net of sales)(3) 1.2 2.5 Total 12.0 23.8 Transaction price, $ per tonne 1,500 1,500 Capacity split mtpa % mtpa % - Customer/investor 8.0 72% 15.9 57% - Tellurian 3.0 28% 11.7 43% (3) $3.4 billion drilling capex net of $2.2 billion of gas sales.